UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 1, 2021, Adial Pharmaceuticals, Inc. (the “Company”), following the effectiveness of the registration statement on Form S-3 (File No. 333-255352) that the Company filed with the U.S. Securities and Exchange Commission on April 20, 2021 (the “Registration Statement”), closed the second tranche of its private offering of common stock (the “2nd Tranche”) pursuant to those certain Securities Purchase Agreements, dated March 11, 2021 (the “Securities Purchase Agreements”), with each of Bespoke Growth Partners, Inc. (“Bespoke”), a company controlled by Mark Peikin, the Company’s Chief Strategy Officer, three entities controlled by James W. Newman, Jr., a member of the Company’s Board of Directors, and Keystone Capital Partners, LLC (“Keystone”), pursuant to which: (i) Bespoke purchased 303,000 shares of the Company’s common stock upon the effectiveness of the Registration Statement; and (ii) Keystone purchased 300,000 shares of the Company’s common stock upon the effectiveness of the Registration Statement. The shares of common stock issued in the 2nd Tranche were priced at $3.00 per share of common stock for proceeds to the Company of $1,809,000. No warrants were issued and no brokers fees were incurred.

The shares of the Company’s common stock issued under the Securities Purchase Agreements were pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Bespoke and Keystone are accredited investors who have purchased the securities as an investment in the private placement, which did not involve a general solicitation.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description of the Securities Purchase Agreements is qualified in their entirety by reference to the form of Securities Purchase Agreement filed hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 8.01. Other Events.

On June 3, 2021, the Company issued a press release announcing the closing of the second tranche under the Securities Purchase Agreements, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement (Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2021 (File No. 001-38323)

99.1	Press Release issued by Adial Pharmaceuticals, Inc. on June 3, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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